DELAWARE VIP® TRUST

Delaware VIP High Yield Series (the “Series”)

Supplement to the current Series’ Standard Class and Service Class Summary Prospectuses (the “Prospectus”)

The Board of Trustees (“Trustees” or “Board”) of Delaware VIP Trust (the “Trust”) approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to serve as sub-advisors and provide certain sub-advisory services to the Series from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Series’ Prospectus entitled “Series summary — What are the Series’ principal investment strategies?”:

Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds rated at the time of purchase lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO) (80% policy). These are commonly known as high yield bonds or “junk bonds” and involve greater risks than investment grade bonds. The Series may also invest in unrated bonds that the Series’ investment manager, Delaware Management Company (Manager), judges to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Series may also invest in US and foreign government securities and corporate bonds of foreign issuers. The Series may invest up to 40% of its net assets in foreign securities; however, the Series’ total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Series’ net assets, and investments in emerging market securities will be limited to 20% of the Series’ net assets. In selecting bonds for the portfolio, the Manager evaluates the income provided by the bond and the bond’s appreciation potential as well as the issuer’s ability to make income and principal payments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

The following information is added into the section of the Series’ Prospectus entitled “Series summary — Who manages the Series?”:

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited
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Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 29, 2019.

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